UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of earliest event reported: September 19, 2006

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number

1-8841	FPL GROUP, INC. 700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000	59-2449419

State or other jurisdiction of incorporation or organization: Florida
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On September 19, 2006, FPL Group Capital Inc (FPL Group Capital), a wholly-owned subsidiary of FPL Group, Inc. (FPL Group), sold $350 million principal amount of its Series A Enhanced Junior Subordinated Debentures due 2066 (Series A Debentures) and $350 million principal amount of its Series B Enhanced Junior Subordinated Debentures due 2066 (Series B Debentures). The Series A Debentures bear interest at 6.60% per year. The Series B Debentures will initially bear interest at 6.35% per year and, beginning October 1, 2016, will bear interest at the three-month LIBOR rate plus 206.75 basis points, reset quarterly. Both series of debentures are fully and unconditionally guaranteed on a subordinated basis by FPL Group. The Series A Debentures were sold pursuant to a Prospectus Supplement dated September 12, 2006 to a Prospectus dated September 5, 2006, the Series B Debentures were sold pursuant to a Prospectus Supplement dated September 13, 2006 to a Prospectus dated September 5, 2006 and both the Series A Debentures and the Series B Debentures were sold pursuant to Registration Statement Nos. 333-137120, 333-137120-01, 333-137120-02, 333-137120-03, 333-137120-04, 333-137120-05, 333-137120-06, 333-137120-07 and 333-137120-08, which registration statement became effective on September 5, 2006. This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with these offerings.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
The following exhibits are being filed pursuant to Item 9.01 herein.
	Exhibit Number	Description

	4(a)	Indenture (For Unsecured Subordinated Debt Securities), dated as of September 1, 2006, among FPL Group Capital Inc, FPL Group, Inc. (as Guarantor) and The Bank of New York (as Trustee)
	4(b)	Officer's Certificate of FPL Group Capital Inc and FPL Group, Inc. dated September 19, 2006, creating the Series A Enhanced Junior Subordinated Debentures due 2066
	4(c)	Officer's Certificate of FPL Group Capital Inc and FPL Group, Inc. dated September 19, 2006, creating the Series B Enhanced Junior Subordinated Debentures due 2066
	4(d)	Replacement Capital Covenant, dated September 19, 2006 by FPL Group Capital Inc and FPL Group, Inc.
	5(a)	Opinion and Consent, dated September 19, 2006, of Squire, Sanders & Dempsey L.L.P., counsel to FPL Group, Inc. and FPL Group Capital Inc
	5(b) and 8	Opinion and Consent, dated September 19, 2006, of Thelen Reid & Priest LLP, counsel to FPL Group, Inc. and FPL Group Capital Inc

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
FPL GROUP, INC. (Registrant)
Date: September 22, 2006

K. MICHAEL DAVIS

K. Michael Davis
Controller and Chief Accounting Officer of FPL Group, Inc. (Principal Accounting Officer of the Registrant)